UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 3, 2015

Juno Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36781	46-3656275
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

307 Westlake Avenue North, Suite 300

Seattle, Washington 98109

(Address of principal executive offices) (Zip code)

(206) 582-1600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 3, 2015, Juno Therapeutics, Inc. (“Juno”) entered into a Lease with BMR-217th Place LLC (“Landlord”) for a 67,799 square foot facility (the “Facility”) located in Bothell, Washington (the “Lease”). Juno plans to remodel the Facility to support Juno’s clinical manufacturing activities. The effectiveness of the Lease is contingent upon the Landlord entering into an early termination agreement with the existing tenant to terminate such tenant’s lease. The term of the Lease commences when Landlord delivers possession of the Facility to Juno. If Landlord does not deliver possession of the Facility to Juno within 75 days after Landlord notifies Juno that the existing tenant has agreed to terminate the existing tenant’s lease, Juno will have the right to terminate the Lease.

Upon commencement of the Lease, the Lease has an initial term of ten years, with an annual rental rate starting at $21.00 per square foot in the first year of the Lease, escalating each year by 2.5%, to $26.23 per square foot by the tenth year of the Lease. For the first two years of the Lease, Juno is only required to pay for 50,000 square feet, so long as it does not occupy more than 55,000 square feet. As such, the annual rent obligation is expected to be $1,050,000 for the first year of the Lease, escalating to $1,778,105 in the tenth year of a Lease, for a total rent obligation of $15.2 million over the ten year term of the Lease. Juno will also be responsible for certain other costs, such as insurance, taxes, utilities, maintenance, a property management fee, and reimbursement of certain Landlord expenses related to maintenance of common areas. Juno will be required to deliver a security deposit (or a letter of credit in lieu of a security deposit) of $355,945 to Landlord in connection with the Lease.

Juno has the right to terminate the Lease effective as of any date after the second and on or before the seventh anniversary of the commencement of the Lease term, with 12-months’ advance written notice and payment of an early termination fee equal to two years of rent and any unamortized leasing commissions paid by Landlord to any broker with respect to the initial term of the Lease. Juno will also have two options to extend the term of the Lease by five years each option, subject to a market-based rent escalation provision. Each of these options may be exercised by Juno no later than 12 months of the then-existing expiration date of the Lease.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Lease which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected, particularly with respect to the Company’s plans for the Facility, the effectiveness of the Lease, and the anticipated occupancy and associated rental rate during the first two years of the Lease. These risks and uncertainties include, but are not limited to, risks associated with: the success, cost and timing of our product development activities and clinical trials; the approval and commercialization of our product candidates; regulatory requirements; the ability to develop manufacturing operations sufficient to support clinical trials and commercialization; the ability or inability of the Landlord to reach early termination terms with the existing tenant, and the timing of such existing tenant’s surrender of the Facility; the possibility that Juno may occupy more than 55,000 square feet of the Facility in the first two years of the Lease. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Juno’s business in general, see Juno’s Prospectus filed with the Securities and Exchange Commission on December 19, 2014 and Juno’s periodic reports filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Juno disclaims any obligation to update these forward-looking statements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Upon recommendation by Juno’s compensation committee, on February 3, 2015, Juno’s board of directors approved performance-based annual bonuses and special bonuses for Hans Bishop, Juno’s President and Chief Executive Officer, and Steven Harr, Juno’s Chief Financial Officer. The board of directors determined that Juno had achieved corporate goals and objectives for 2014 at the 120% level and awarded Mr. Bishop and Dr. Harr 120% of their target bonuses of 40% and 30% of base salary, respectively, which amount was pro-rated for Dr. Harr due to his partial year of service. The amount of the 2014 annual bonus awarded to Mr. Bishop and Dr. Harr was $204,000 and $99,800, respectively. Because Mr. Bishop and Dr. Harr also made exceptional contributions toward achievements that were not included in the 2014 corporate goals, the board of directors also approved an additional, special one-time bonus of $246,000 for Mr. Bishop and $100,200 for Dr. Harr. The aggregate amount of the annual and special bonuses was $450,000 for Mr. Bishop and $200,000 for Dr. Harr.

Item 8.01	Other Events.

On February 3, 2015, Juno’s board of directors set the date of Juno’s 2015 Annual Meeting of Stockholders as Thursday, June 11, 2015, at a location and time to be determined (the “2015 Annual Meeting”). Because the 2015 Annual Meeting represents Juno’s first Annual Meeting, Juno has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in Juno’s proxy materials for the 2015 Annual Meeting. In order to be considered timely, such stockholder proposals must be received by Juno on or before March 13, 2015, which Juno believes is a reasonable time before Juno begins to print and distribute its proxy materials.

A stockholder intending to submit a proposal outside the processes of Rule 14a-8 or to nominate persons for election to serve as a director of Juno, in each case in connection with the 2015 Annual Meeting, must provide written notice of such proposal or nomination in accordance with the requirements set forth in Juno’s Amended and Restated Bylaws. To be considered timely, any such notice must be received by Juno’s Corporate Secretary not later than March 13, 2015.

All stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and all notices of other items of business or director nominations to be brought before the 2015 Annual Meeting, must be directed to the Corporate Secretary, Juno Therapeutics, Inc., 307 Westlake Avenue N, Ste 300, Seattle, WA 98109.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Lease, dated as of February 2, 2015, by and between BMR-217th Place LLC and the registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNO THERAPEUTICS, INC.

Date: February 9, 2015	By:	/s/ Bernard J. Cassidy
	Name:	Bernard J. Cassidy
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Lease, dated as of February 2, 2015, by and between BMR-217th Place LLC and the registrant